                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
                                                  Estimated average burden
                                                  hours per response...... 19.3
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09477
                                  ---------------------------------------------

                          ING Variable Insurance Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: December 31
                        --------------------------
Date of reporting period: December 31, 2003
                         --------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

DECEMBER 31, 2003

ING VP WORLDWIDE GROWTH PORTFOLIO

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                             1
Market Perspective                                                             2
Portfolio Managers' Report                                                     4
Index Descriptions                                                             6
Independent Auditors' Report                                                   7
Statement of Assets and Liabilities                                            8
Statement of Operations                                                        9
Statements of Changes in Net Assets                                           10
Financial Highlights                                                          11
Notes to Financial Statements                                                 12
Portfolio of Investments                                                      17
Shareholder Meeting Information                                               20
Trustee and Officer Information                                               21

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

THE U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over

                                MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

18 times earnings for 2004, similar to the S&P 500. Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down. Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                 See accompanying index descriptions on page 6.

ING VP WORLDWIDE GROWTH PORTFOLIO                     Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Domestic Equity Component: A team of investment professionals led by James Vail, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser. International Component: A team of investment professionals led by Philip Schwartz, CFA, and Richard Saler, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Worldwide Growth Portfolio (the "Portfolio") seeks long-term capital appreciation.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio, excluding any charges, returned 29.13%, compared to the Morgan Stanley Capital International ("MSCI") World Index, which returned 33.76%.

PORTFOLIO SPECIFICS:
ASSET ALLOCATION: The Portfolio is currently invested 47% in foreign assets and 53% in U.S. assets. This allocation slightly favors foreign assets relative to the benchmark. We do not foresee a significant shift in allocation in the near term.

INTERNATIONAL: The Portfolio was positioned during the first half of the year to benefit from an improving economy. As economic activity firmed in the latter half, share prices responded favorably. Several stocks that enjoyed strong gains were sold, while lagging and attractively priced stocks were added. Weightings increased in defensive sectors, such as utilities, due to favorably attractive relative value. Performance lagged primarily due to stock selection. Financially challenged companies and smaller stocks outperformed by a wide margin. The Portfolio generally consisted of financially strong companies. While these stocks performed well in absolute terms, they lagged the gains from lower quality names. Underweights in financials and information technology also hurt performance. Cash positions were a drag as well when compared to a fully invested MSCI World Index. Performance was positively affected by underweights in defensive sectors for most of the year.

Individually, Australian insurer QBE made the biggest positive contribution, benefiting from strong pricing and cost controls. Other strong performers included generic drug maker Teva Pharmaceutical, and Japanese semiconductor equipment maker Tokyo Electron. Hurting performance was Sony, following a surprise earnings shortfall. Other negative performers were Japanese food retailer Ito-Yokado and UK publisher Pearson.

DOMESTIC: The domestic portion of the Portfolio outperformed the Russell 1000 Growth Index for 2003 due to the positive contributions from our information technology, financials, and energy holdings. Within the information technology sector, stocks in the computers and peripherals group, most notably EMC Corp., were the primary contributors to performance. Within the financials sector, our holdings in the capital markets group drove the Portfolio's strong performance. The outperformance in the energy sector was mainly from energy equipment and services stocks. The Portfolio's consumer staples exposure had disappointing results, primarily in the food and staples retailing segment because of Wal-mart Stores weak performance.

MARKET OUTLOOK:
INTERNATIONAL: Global economic activity continues to improve. Third-quarter gross domestic product (GDP) was over 8% in the U.S. China has become the second locomotive of the world economy with growth of 9%. Interest rates remain low although some central banks began tightening policy. The investment environment looks favorable. Perhaps the greatest risk is excessive optimism. Stock prices are also now significantly more expensive. Chinese authorities are trying to induce a soft landing, while the U.S. will have less economic stimulus this year. Therefore, we see potential for a global growth disappointment later in 2004. Terrorism remains a risk, although recent positive news out of Libya and Iraq should remind investors that geopolitical events can also surprise in a positive way. Regionally, European indicators are more positive but the strong euro is a headwind. China and the U.S. are the main sources of demand in Japan's export-led recovery, but consumer spending in Japan remains weak. Japanese growth is fairly dependent on continued strength abroad. The managers continue to see opportunities in emerging markets, especially given some of the important changes witnessed in many emerging economies. The Portfolio remains well diversified. While valuations are relatively attractive in defensive areas, we continue to see opportunities in capital goods as well as emerging markets.

DOMESTIC: Macroeconomic data suggest the domestic economy is gathering momentum. Interest rates remain low and should stay at current levels provided there is no immediate threat of inflation. The continuing benefit of reduced income tax rates should keep the consumer relatively active. Export industries should see renewed overseas interest fostered by the weaker dollar. Lastly, we cannot dismiss the positive impact on equity markets from a presidential election year. As these variables continue to mesh, we believe job creation should follow.

The last several years forced companies to rethink business models, reduce cost and focus on inherent strengths. In our opinion, this sets the stage for positive earnings surprises going forward. We believe stock prices can move higher in 2004 as the economy recovers and corporate earnings exceed expectations. We expect the industrial and broad-based technology sectors, among others, to outperform as business investment accelerates. Other areas expected to be attractive are selected consumer discretionary companies and generic pharmaceuticals as the pressure for lower priced drugs continues unabated.

Portfolio Managers' Report                     ING VP WORLDWIDE GROWTH PORTFOLIO

[CHART]

                   ING VP WORLDWIDE GROWTH PORTFOLIO     MSCI WORLD INDEX
 4/28/2000                                  $ 10,000             $ 10,000
12/31/2000                                  $  8,837             $  8,993
12/31/2001                                  $  7,202             $  7,507
12/31/2002                                  $  5,407             $  6,040
12/31/2003                                  $  6,982             $  8,079

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                      FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                      ---------------------------------------
                                                                            SINCE INCEPTION
                                                         1 YEAR                 04/28/00
                                                         ------             ---------------
               ING VP Worldwide Growth Portfolio          29.13%                -9.31%
               MSCI World Index                           33.76%                -5.65%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Worldwide Growth Portfolio against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expense. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 5/1/00.

PRINCIPAL RISK FACTOR(S): Since the Portfolio is a non-diversified investment company that invests primarily in the securities of a small number of issuers, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified. Exposure to financial and market risks that accompany investments in equities. International investing does pose special risk, including fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. This portfolio invests in companies that the Portfolio Managers believe have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that emphasizes other styles. The value of convertible securities may fall when interest rates rise.

                 See accompanying index descriptions on page 6.

                               INDEX DESCRIPTIONS

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

The RUSSELL 1000 GROWTH INDEX IS AN INDEX that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The STANDARD AND POOR'S ("S&P") 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
ING Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of ING VP Worldwide Growth Portfolio, a series of ING Variable Insurance Trust, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING VP Worldwide Growth Portfolio as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                     /s/ KPMG LLP

Boston, Massachusetts
February 16, 2004

           STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2003

ASSETS:
Investments in securities, at value*                                                               $   49,129,742
Short-term investments, at amortized cost                                                               1,622,000
Cash                                                                                                       89,325
Foreign currencies at value**                                                                               4,297
Receivable for dividends and interest                                                                     105,047
Prepaid expenses                                                                                              309
Reimbursement due from investment manager                                                                  16,132
                                                                                                   --------------
        Total assets                                                                                   50,966,852
                                                                                                   --------------

LIABILITIES:
Payable for investment securities purchased                                                                87,733
Payable to affiliates                                                                                      50,947
Payable for trustee fees                                                                                    2,753
Other accrued expenses and liabilities                                                                     73,698
                                                                                                   --------------
        Total liabilities                                                                                 215,131
                                                                                                   --------------
NET ASSETS (EQUIVALENT TO $6.96 PER SHARE ON 7,295,499 SHARES OUTSTANDING)                         $   50,751,721
                                                                                                   ==============

NET ASSETS WERE COMPRISED OF:
Paid-in capital - shares of beneficial interest at $0.001 par value (unlimited shares authorized)      53,134,005
Undistributed net investment income                                                                        63,274
Accumulated net realized loss on investments and foreign currencies                                   (10,110,383)
Net unrealized appreciation of investments and foreign currencies                                       7,664,825
                                                                                                   --------------
NET ASSETS                                                                                         $   50,751,721
                                                                                                   ==============

----------

*  Cost of securities                                                                              $   41,471,231
** Cost of foreign currencies                                                                      $        4,300

                 See Accompanying Notes to Financial Statements

          STATEMENT OF OPERATIONS for the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends (net of foreign taxes)*                                                                  $      509,447
Interest                                                                                                   21,961
Securities lending income                                                                                   1,567
                                                                                                   --------------
    Total investment income                                                                               532,975
                                                                                                   --------------

EXPENSES:
Investment management fees                                                                                366,668
Distribution fees                                                                                          91,667
Custody and accounting expense                                                                             66,086
Transfer agent fees                                                                                        40,630
Trustees' fees                                                                                              1,649
Shareholder reporting expense                                                                              33,954
Registration fees                                                                                           1,244
Professional fees                                                                                          37,997
Insurance expense                                                                                             450
Miscellaneous expense                                                                                       1,869
                                                                                                   --------------
    Total expenses                                                                                        642,214
Less:
    Net waived and reimbursed fees                                                                        192,915
                                                                                                   --------------
    Net expenses                                                                                          449,299
                                                                                                   --------------
Net investment income                                                                                      83,676
                                                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
    Investments                                                                                         1,519,329
    Foreign currencies                                                                                    (20,402)
                                                                                                   --------------
    Net realized gain on investments and foreign currencies                                             1,498,927
                                                                                                   --------------
Net change in unrealized appreciation or depreciation of investments and foreign currencies             8,475,999
                                                                                                   --------------
Net realized and unrealized gain on investments and foreign currencies                                  9,974,926
                                                                                                   --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $   10,058,602
                                                                                                   ==============

----------

* Foreign taxes                                                                                    $       42,147

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR             YEAR
                                                                                 ENDED            ENDED
                                                                              DECEMBER 31,     DECEMBER 31,
                                                                                 2003             2002
                                                                             --------------   --------------
FROM OPERATIONS:
Net investment income (loss)                                                 $       83,676   $       (2,339)
Net realized gain (loss) on investments and foreign currencies                    1,498,927       (7,537,360)
Net change in unrealized appreciation or depreciation
  of investments and foreign currencies                                           8,475,999       (1,137,335)
                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from operations                  10,058,602       (8,677,034)
                                                                             --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                    --           (4,070)
                                                                             --------------   --------------
Net decrease in net assets resulting from distributions to shareholders                  --           (4,070)
                                                                             --------------   --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                 19,898,120       24,331,455
Dividends reinvested                                                                     --            4,070
Cost of shares redeemed                                                          (6,949,682)     (11,893,232)
                                                                             --------------   --------------
Net increase in net assets resulting from capital share transactions             12,948,438       12,442,293
                                                                             --------------   --------------
Net increase in net assets                                                       23,007,040        3,761,189

NET ASSETS:
Beginning of year                                                                27,744,681       23,983,492
                                                                             --------------   --------------
End of year                                                                  $   50,751,721   $   27,744,681
                                                                             ==============   ==============

Undistributed net investment income at end of year                           $       63,274   $           --
                                                                             ==============   ==============

                 See Accompanying Notes to Financial Statements

ING VP WORLDWIDE GROWTH PORTFOLIO                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                      APRIL 28,
                                                                      YEAR ENDED DECEMBER 31,        2000(1) TO
                                                               ----------------------------------   DECEMBER 31,
                                                                 2003        2002        2001           2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $         5.39       7.18         8.81         10.00
 Income from investment operations:
 Net investment income (loss)                            $         0.01       0.00(5)     (0.01)         0.00(5)
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                  $         1.56      (1.79)       (1.62)        (1.16)
 Total from investment operations                        $         1.57      (1.79)       (1.63)        (1.16)
 Less distributions from:
 Net investment income                                   $           --       0.00(4)        --            --
 Net realized gains on investments                       $           --         --           --          0.02
 In excess of net realized gains on investments          $           --         --           --          0.01
 Total distributions                                     $           --       0.00(4)        --          0.03
 Net asset value, end of the period                      $         6.96       5.39         7.18          8.81
 TOTAL RETURN(2)                                         %        29.13     (24.92)      (18.50)       (11.62)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the period (000s)                    $       50,752     27,745       23,983        10,257
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)             %         1.23       1.23         1.23          1.23
 Gross expenses prior to expense reimbursement           %         1.75       2.07         2.97          2.97
 Net investment income (loss) after expense
 reimbursement(3)                                        %         0.23      (0.01)       (0.15)        (0.11)
 Portfolio turnover rate                                 %          111        279          252            11

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(3) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years.
(4)  Per share amount is less than $0.01.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2003

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Variable Insurance Trust ("the "Trust") was organized as a Delaware business trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are four separate investment series which comprise the Trust. The one that is in this report is the ING VP Worldwide Growth Portfolio (the "Portfolio"). The Portfolio commenced operations on April 28, 2000.

The Portfolio's investment objective is to seek long-term capital appreciation by investing in equity securities, including common and preferred stock, warrants and convertible securities of issuers located in at least three countries, one of which may be the U.S.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

     Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and net realized gains, if any are declared and paid annually by the Portfolio. Distributions are determined annually in accordance with federal tax principles which may differ from accounting principles generally accepted in the United States of America for investment companies. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

D. FOREIGN CURRENCY TRANSLATION. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

        (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include, but are not limited, to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS. The Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2003, the Portfolio did not have any open forward foreign currency contracts.

F. REPURCHASE AGREEMENT. The Portfolio's custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

G. FEDERAL INCOME TAXES. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisons applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

H. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

I. SECURITIES LENDING. The Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. No securities were on loan at December 31, 2003.

NOTE 3 -- INVESTMENT MANAGEMENT AND DISTRIBUTION FEES

ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. is the Investment Manager of the Portfolio. The Trust pays the Investment Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of 1.00% of the average daily net assets of the Portfolio.

The Investment Manager has entered into an expense limitation contract with the Portfolio, under which it will limit expenses of the Portfolio to the extent of 1.23% of the value of the Portfolio's average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

The Investment Manager will, at a later date, recoup from the Portfolio, expenses reimbursed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees, are reflected on the accompanying Statement of Operations.

As of December 31, 2003, the cumulative amount of reimbursed fees that is subject to possible recoupment by the Investment Manager is $621,295.

At a special meeting held on July 22, 2003, Shareholders approved a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by each Fund.

The Trust, on behalf of the Portfolio, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. The Portfolio pays ING Funds Distributor, LLC (the "Distributor") monthly, based on an annual rate of up to 0.25% of the Portfolio's average daily net assets. The distribution fee may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Portfolio.

NOTE 4 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

      ACCRUED
     INVESTMENT             ACCRUED
     MANAGEMENT           DISTRIBUTION
        FEE                   FEE                  TOTAL
     ----------           ------------             -----
      $ 40,637              $  10,310             $ 50,947

The Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003, excluding short-term securities, were $50,942,299 and $37,507,339, respectively.

NOTE 6 -- LINE OF CREDIT

The Portfolio, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At December 31, 2003 the Portfolio did not have any loans outstanding.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars, were as follows:

                                                             YEAR ENDED
                                                          DECEMBER 31, 2003
                                                     --------------------------
                                                       SHARES         AMOUNT
                                                     ----------   -------------
Shares sold                                           3,358,516   $  19,898,120
Shares redeemed                                      (1,206,107)     (6,949,682)
                                                     ----------   -------------
Net increase                                          2,152,409   $  12,948,438
                                                     ==========   =============

                                                             YEAR ENDED
                                                          DECEMBER 31, 2002
                                                     --------------------------
                                                       SHARES         AMOUNT
                                                     ----------   -------------
Shares sold                                           3,857,243   $  24,331,455
Shares reinvested                                           744           4,070
Shares redeemed                                      (2,056,947)    (11,893,232)
                                                     ----------   -------------
Net increase                                          1,801,040   $  12,442,293
                                                     ==========   =============

NOTE 8 -- CONCENTRATION OF INVESTMENT RISKS

FOREIGN SECURITIES. The Portfolio makes significant investments in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

NON-DIVERSIFIED. The Portfolio is classified as a non-diversified investment company under the Investment Company Act, which means that the Portfolio is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

NOTE 9 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.

Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

           UNDISTRIBUTED                ACCUMULATED
          NET INVESTMENT               NET REALIZED
            INCOME ON                      GAINS
           INVESTMENTS                    (LOSSES)
          --------------               ------------
            $ (20,402)                   $ 20,402

There were no distributions to shareholders during the year ended December 31, 2003. The tax composition of dividends and distributions to shareholders was ordinary income in the amount of $4,070 for the year ended December 31, 2002.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 are as follows:

UNDISTRIBUTED    UNREALIZED      POST OCTOBER     CAPITAL
  ORDINARY      APPRECIATION/  CURRENCY LOSSES      LOSS        EXPIRATION
   INCOME      (DEPRECIATION)      DEFERRED     CARRYFORWARDS      DATES
-------------  --------------  ---------------  -------------   ----------
  $ 94,539       $ 7,535,146       $ (10,456)  $ (10,001,514)    2009-2010

NOTE 10 - OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

ING
VP Worldwide
Growth
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 92.7%

                  AUSTRALIA: 0.6%
       41,000     QBE Insurance Group Ltd.                       $       327,710
                                                                 ---------------
                                                                         327,710
                                                                 ---------------

                  BERMUDA: 3.0%
       57,600     Tyco Intl. Ltd.                                      1,526,400
                                                                 ---------------
                                                                       1,526,400
                                                                 ---------------

                  BRAZIL: 0.7%
       14,900     Uniao de Bancos Brasileiros SA                         371,755
                                                                 ---------------
                                                                         371,755
                                                                 ---------------

                  CANADA: 0.7%
        8,443     Encana Corp.                                           333,212
                                                                 ---------------
                                                                         333,212
                                                                 ---------------

                  CHILE: 0.2%
        4,300     Banco Santander Chile SA ADR                           102,254
                                                                 ---------------
                                                                         102,254
                                                                 ---------------

                  CHINA: 0.3%
        4,600 @   China Life Insurance Co. Ltd. ADR                      151,662
                                                                 ---------------
                                                                         151,662
                                                                 ---------------

                  DENMARK: 1.1%
       12,100     Danske Bank A/S                                        284,256
        8,100     TDC A/S                                                292,512
                                                                 ---------------
                                                                         576,768
                                                                 ---------------

                  FINLAND: 0.3%
        8,900     UPM-Kymmene OYJ                                        170,216
                                                                 ---------------
                                                                         170,216
                                                                 ---------------

                  FRANCE: 3.9%
        4,350     Aventis SA                                             288,386
        4,179     Lafarge SA                                             373,658
        2,900     Schneider Electric SA                                  190,112
        5,800     Societe Generale                                       513,649
        2,620     Total SA                                               486,108
        3,050     Valeo SA                                               122,233
                                                                 ---------------
                                                                       1,974,146
                                                                 ---------------

                  GERMANY: 1.8%
        4,750     Deutsche Boerse AG                                     260,873
        6,000     RWE AG                                                 239,152
        5,400     Siemens AG                                             432,897
                                                                 ---------------
                                                                         932,922
                                                                 ---------------

                  GREECE: 0.8%
       14,200     Alpha Bank A.E.                                        430,143
                                                                 ---------------
                                                                         430,143
                                                                 ---------------

                  HONG KONG: 0.9%
       84,000     China Merchants Holdings Intl. Co. Ltd.                110,902
      402,000     Giordano Intl. Ltd.                                    186,408
      260,000     Global Bio-Chem Technology Group Co. Ltd.              160,750
                                                                 ---------------
                                                                         458,060
                                                                 ---------------

                  HUNGARY: 0.4%
       15,100 @   OTP Bank Rt. GDR                               $       194,490
                                                                 ---------------
                                                                         194,490
                                                                 ---------------

                  INDONESIA: 0.2%
      169,500     HM Sampoerna Tbk PT                                     89,887
                                                                 ---------------
                                                                          89,887
                                                                 ---------------

                  IRELAND: 1.0%
       20,800     Irish Life & Permanent PLC                             335,606
       19,800 @   Ryanair Holdings PLC                                   165,133
                                                                 ---------------
                                                                         500,739
                                                                 ---------------

                  ISRAEL: 0.4%
        3,400     Teva Pharmaceutical Industries ADR                     192,814
                                                                 ---------------
                                                                         192,814
                                                                 ---------------

                  ITALY: 0.2%
       18,200     Banca Fideuram S.p.A.                                  108,126
                                                                 ---------------
                                                                         108,126
                                                                 ---------------

                  JAPAN: 9.1%
       15,000     Amano Corp.                                            108,803
       20,100     Chugai Pharmaceutical Co. Ltd.                         289,018
        7,300     Familymart Co. Ltd.                                    167,299
        3,100     Fanuc Ltd.                                             186,940
       16,000     Fujitsu Ltd.                                            94,794
       33,000     JGC Corp.                                              346,351
       10,000     Kao Corp.                                              203,714
          800     Mabuchi Motor Co. Ltd.                                  61,714
       16,300     Marui Co. Ltd.                                         206,812
           22     Mitsubishi Tokyo Financial Group, Inc.                 171,539
       11,000     Nec Corp.                                               81,616
       26,000     Nikko Cordial Corp.                                    146,716
           50     Nippon Telegraph & Telephone Corp.                     243,879
       11,000     Nippon Yusen Kabushiki Kaisha                           50,008
       23,000     Nomura Holdings, Inc.                                  390,298
          110     NTT Docomo, Inc.                                       251,538
        3,700     Oriental Land Co. Ltd.                                 228,979
        8,000     Otsuka Kagu Ltd.                                       247,831
        9,800     Sekisui House Ltd.                                     101,913
       11,900     Shimano, Inc.                                          246,506
       11,000     Shiseido Co. Ltd.                                      133,904
        1,600     Takeda Chemical Industries Ltd.                         63,641
        3,800     Tokyo Electron Ltd.                                    291,677
        7,600     Toyota Motor Corp.                                     259,948
                                                                 ---------------
                                                                       4,575,438
                                                                 ---------------

                  MALAYSIA: 0.9%
      110,100     Malayan Banking BHD                                    279,616
      193,475     Public Bank BHD                                        157,558
                                                                 ---------------
                                                                         437,174
                                                                 ---------------

                  MEXICO: 0.2%
       35,100     Wal-Mart de Mexico SA de CV                            100,047
                                                                 ---------------
                                                                         100,047
                                                                 ---------------

                  NETHERLANDS: 1.2%
        4,312     Koninklijke Philips Electronics NV                     126,147
        9,505     Royal Dutch Petroleum Co.                              497,825
                                                                 ---------------
                                                                         623,972
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Worldwide
Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                  NEW ZEALAND: 0.5%
       91,000     Carter Holt Harvey Ltd.                        $       112,557
       17,100     Fisher & Paykel Healthcare Corp                        142,237
                                                                 ---------------
                                                                         254,794
                                                                 ---------------

                  NORWAY: 0.3%
       25,900     Tomra Systems ASA                                      157,126
                                                                 ---------------
                                                                         157,126
                                                                 ---------------

                  RUSSIA: 0.5%
        6,761     YUKOS ADR                                              277,877
                                                                 ---------------
                                                                         277,877
                                                                 ---------------

                  SINGAPORE: 0.7%
       43,300     United Overseas Bank Ltd.                              337,106
                                                                 ---------------
                                                                         337,106
                                                                 ---------------

                  SOUTH AFRICA: 0.8%
       29,700     Gold Fields Ltd. ADR                                   414,018
                                                                 ---------------
                                                                         414,018
                                                                 ---------------

                  SPAIN: 0.8%
       29,200     Telefonica SA                                          430,136
                                                                 ---------------
                                                                         430,136
                                                                 ---------------

                  SWEDEN: 0.2%
        7,925     Swedish Match AB                                        80,954
                                                                 ---------------
                                                                          80,954
                                                                 ---------------

                  SWITZERLAND: 3.0%
        5,900     Adecco SA                                              380,991
          770     Nestle SA                                              192,292
        7,415     Novartis AG                                            339,394
        2,930     Roche Holding AG                                       296,196
        4,700     UBS AG                                                 321,675
                                                                 ---------------
                                                                       1,530,548
                                                                 ---------------

                  TAIWAN: 0.5%
       24,308 @   Taiwan Semiconductor Manufacturing Co. Ltd.            248,914
                                                                 ---------------
                                                                         248,914
                                                                 ---------------

                  THAILAND: 0.2%
       14,100     BEC World PLC                                           80,068
                                                                 ---------------
                                                                          80,068
                                                                 ---------------

                  UNITED KINGDOM: 8.5%
       39,600     BAA PLC                                                352,144
       51,400     BP PLC                                                 417,953
       18,200     British American Tobacco PLC                           250,902
       30,975 @   British Sky Broadcasting PLC                           390,476
       38,400     Diageo PLC                                             505,033
       18,000     Glaxosmithkline PLC                                    450,768
        2,100     HSBC Holdings PLC                                      165,522
       19,600     Imperial Tobacco Group PLC                             386,599
       23,625     Kingfisher PLC                                         118,249
      187,800     Legal & General Group PLC                              339,134
       14,600     Provident Financial PLC                                170,235
        6,825     Rio Tinto PLC                                          187,844
      230,747     Vodafone Group PLC                                     573,335
                                                                 ---------------
                                                                       4,308,194
                                                                 ---------------

                  UNITED STATES: 48.8%
        2,200     Allergan, Inc.                                 $       168,982
        3,000     Altria Group, Inc.                                     163,260
        4,500 @   Amazon.Com, Inc.                                       236,880
        6,700     American Intl. Group                                   444,076
       13,500 @   Amgen, Inc.                                            834,300
        6,040     Apache Corp.                                           489,845
       20,100 @   Applied Materials, Inc.                                451,245
        1,700 @   Barr Laboratories, Inc.                                130,815
        7,600     Best Buy Co., Inc.                                     397,024
       12,410 @   Biogen IDEC, Inc.                                      456,440
        8,200 @   Boston Scientific Corp.                                301,432
       12,000 @   Cablevision Systems Corp.                              280,680
        4,800     Capital One Financial Corp.                            294,192
       38,900 @   Cisco Systems, Inc.                                    944,882
        8,400     Citigroup, Inc.                                        407,736
        6,400 @   Corning, Inc.                                           66,752
        4,400     Deere & Co.                                            286,220
        5,000 @   eBay, Inc.                                             322,950
        5,800 @   Electronic Arts, Inc.                                  277,124
       22,200 @   EMC Corp.                                              286,824
        7,800     Exxon Mobil Corp.                                      319,800
        7,600     Fannie Mae                                             570,455
        9,100 @   Fox Entertainment Group, Inc.                          265,265
        5,000     General Dynamics Corp.                                 451,950
       36,700     General Electric Co.                                 1,136,966
        4,900 @   Gilead Sciences, Inc.                                  284,886
        3,800     Goldman Sachs Group, Inc.                              375,174
        8,400     Guidant Corp.                                          505,680
       27,400     Halliburton Co.                                        712,400
        3,500     Harley-Davidson, Inc.                                  166,355
       13,900     Hewlett-Packard Co.                                    319,283
       11,300     Home Depot, Inc.                                       401,037
       22,473     Hughes Electronics Corp.                               371,928
       23,800     Intel Corp.                                            766,360
        8,400     International Business Machines Corp.                  778,512
        8,700     Lehman Brothers Holdings, Inc.                         671,813
        4,900     Lowe's Cos., Inc.                                      271,411
        7,100     Medtronic, Inc.                                        345,131
       11,000     Merck & Co., Inc.                                      508,200
       29,900     Microsoft Corp.                                        823,446
       23,600 @   Nextel Communications, Inc.                            662,216
        6,000     Nike, Inc.                                             410,760
       22,200 @   Nvidia Corp.                                           516,150
       31,200 @   Oracle Corp.                                           411,840
       40,000     Pfizer, Inc.                                         1,413,199
        3,800     Schlumberger Ltd.                                      207,936
       18,600 @   Staples, Inc.                                          507,780
        8,100     Texas Instruments, Inc.                                237,978
        5,800     UnitedHealth Group, Inc.                               337,444
       18,500 @   Veritas Software Corp.                                 687,460
        8,800     Wal-Mart Stores, Inc.                                  466,840
       12,500     Wyeth                                                  530,625
       13,400 @   Yahoo!, Inc.                                           605,278
        6,200 @   Zimmer Holdings, Inc.                                  436,480
                                                                 ---------------
                                                                      24,719,697
                                                                 ---------------

                  Total Common Stock
                    (Cost $39,648,018)                                47,017,367
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Worldwide
Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES: 4.0%

                  UNITED STATES: 4.0%
       25,100     Consumer Staples Select Sector SPDR Fund       $       545,423
        4,000     Ishares MSCI EAFE Index Fund                           547,120
       37,900     Ishares MSCI Japan Index Fund                          365,356
       11,600     Ishares MSCI United Kingdom Index Fund                 180,728
        6,200     Ishares S&P Europe 350 Index Fund                      397,730
                                                                 ---------------
                                                                       2,036,357
                                                                 ---------------

                  Total Investment Companies
                    (Cost $1,750,047)                                  2,036,357
                                                                 ---------------

PREFERRED STOCK: 0.1%

                  AUSTRALIA: 0.1%
        2,513     News Corp. Ltd.                                         76,018
                                                                 ---------------
                                                                          76,018
                                                                 ---------------

                  Total Preferred Stock
                    (Cost $73,167)                                        76,018
                                                                 ---------------

                  Total Long-Term Investments
                    (Cost $41,471,231)                                49,129,742
                                                                 ---------------

SHORT-TERM INVESTMENTS: 3.2%

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                  REPURCHASE AGREEMENT: 3.2%
$   1,622,000     Goldman Sachs Repurchase Agreement
                  dated 12/31/03, 0.990%, due 01/02/04,
                  $1,622,089 to be received upon
                  repurchase (Collateralized by
                  $1,623,325 various U.S. Government
                  Agencies, 2.500% - 4.500%, Market
                  Value $1,655,792, due 12/04/06 -
                  11/15/12)                                      $     1,622,000
                                                                 ---------------

                  Total Short-term Investments
                    (Cost $1,622,000)                                  1,622,000
                                                                 ---------------

                  TOTAL INVESTMENTS IN SECURITIES (COST
                    $43,093,231)*                        100.0%  $    50,751,742
                  OTHER ASSETS AND LIABILITIES-NET        (0.0)              (21)
                                                         -----   ---------------
                  NET ASSETS                             100.0%  $    50,751,721
                                                         =====   ===============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt

* Cost for federal income tax purposes $43,222,914. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation                       $     7,629,223
             Gross Unrealized Depreciation                              (100,395)
                                                                 ---------------
             Net Unrealized Appreciation                         $     7,528,828
                                                                 ===============

                                                                              PERCENTAGE OF
INDUSTRY                                                                        NET ASSETS
-------------------------------------------------------------------------------------------
Aerospace/Defense                                                                  0.9%
Agriculture                                                                        1.9
Airlines                                                                           0.3
Apparel                                                                            0.8
Auto Manufacturers                                                                 0.5
Auto Parts & Equipment                                                             0.2
Banks                                                                              6.5
Beverages                                                                          1.0
Biotechnology                                                                      2.8
Building Materials                                                                 0.7
Commercial Services                                                                1.0
Computers                                                                          2.9
Cosmetics/Personal Care                                                            0.7
Diversified Financial Services                                                     7.4
Electric                                                                           0.5
Electronics                                                                        0.9
Engineering & Construction                                                         1.4
Entertainment                                                                      0.5
Environmental Control                                                              0.3
Equity Fund                                                                        4.0
Food                                                                               0.4
Forest Products & Paper                                                            0.5
Hand/Machine Tools                                                                 0.4
Healthcare-Products                                                                3.4
Healthcare-Services                                                                0.7
Home Builders                                                                      0.2
Insurance                                                                          2.5
Internet                                                                           2.3
Leisure Time                                                                       0.8
Machinery-Diversified                                                              0.6
Media                                                                              2.8
Mining                                                                             1.2
Miscellaneous Manufacturing                                                        6.3
Oil and Gas                                                                        5.6
Oil and Gas Services                                                               1.8
Pharmaceuticals                                                                    9.9
Repurchase Agreement                                                               3.2
Retail                                                                             6.0
Semiconductors                                                                     5.0
Software                                                                           4.3
Telecommunications                                                                 6.8
Transportation                                                                     0.1
Other Assets and Liabilities, Net                                                  0.0
                                                                                 -----
                                                                                 100.0%
                                                                                 =====

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PLIGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS WAS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                   SHARES VOTED
                                                                    AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                    PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                    --------    ----------------   ------------    ---------     --------     ------------
     ING VP Worldwide Growth
     Portfolio                         1            5,164,718         131,971       320,406         --          5,617,095
     ING VP Worldwide Growth
     Portfolio                         2            5,122,847         162,111       332,137         --          5,617,095

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                              TERM OF                                  NUMBER OF
                                            OFFICE AND             PRINCIPAL         PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE              TRUSTEE
       -------------          -----------   ----------          ---------------      -------------         -------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)              Trustee    February        Mr. Doherty is President      116                     --
7337 E. Doubletree Ranch Rd.               2001 -          and Partner, Doherty,
Scottsdale, AZ 85258                       Present         Wallace, Pillsbury and
Born: 1934                                                 Murphy, P.C., Attorneys
                                                           (1996 - Present); and
                                                           Trustee of each of the
                                                           funds managed by
                                                           Northstar Investment
                                                           Management Corporation
                                                           (1993 - 1999).

J. Michael Earley(3)            Trustee    February        President and Chief           116                     --
7337 E. Doubletree Ranch Rd.               2002 -          Executive Officer,
Scottsdale, AZ 85258                       Present         Bankers Trust Company,
Born: 1945                                                 N.A. (1992 - Present).

R. Barbara Gitenstein(2)        Trustee    February        President, College of         116                     --
7337 E. Doubletree Ranch Rd.               2002 -          New Jersey (1999 -
Scottsdale, AZ 85258                       Present         Present).
Born: 1948

Walter H. May(2)                Trustee    February        Retired. Formerly,            116        Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.               2001 -          Managing Director and                    Present).
Scottsdale, AZ 85258                       Present         Director of Marketing,
Born: 1936                                                 Piper Jaffray, Inc.;
                                                           Trustee of each of
                                                           the funds managed by
                                                           Northstar Investment
                                                           Management Corporation
                                                           (1996 - 1999).

Jock Patton(2)                  Trustee    February        Private Investor              116        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.               2001 -          (June 1997 - Present).                   (January 1999 - Present);
Scottsdale, AZ 85258                       Present         Formerly Director and                    JDA Software Group, Inc.
Born: 1945                                                 Chief Executive Officer,                 (January 1999 - Present)
                                                           Rainbow Multimedia
                                                           Group, Inc. (January
                                                           1999 - December 2001)

                                              TERM OF                                  NUMBER OF
                                            OFFICE AND             PRINCIPAL         PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE              TRUSTEE
       -------------          -----------   ----------          ---------------      -------------         -------------
David W.C. Putnam(3)            Trustee    February        President and Director,       116        Anchor International Bond
7337 E. Doubletree Ranch Rd.               2001 -          F.L. Putnam Securities                   (December 2000 - Present);
Scottsdale, AZ 85258                       Present         Company, Inc. and its                    Progressive Capital
Born: 1939                                                 affiliates; President,                   Accumulation Trust (August
                                                           Secretary and Trustee,                   1998 - Present); Principled
                                                           The Principled Equity                    Equity Market Fund (November
                                                           Market Fund. Formerly,                   1996 - Present), Mercy
                                                           Trustee, Trust Realty                    Endowment Foundation (1995 -
                                                           Trust (December Corp.;                   Present); Director, F.L.
                                                           Anchor Investment                        Putnam Investment Management
                                                           Trust; Bow 2000 -                        Company (December 2001 -
                                                           Present); Ridge Mining                   Present); Asian American
                                                           Company and each of                      Bank and Trust Company (June
                                                           the F.L. Putnam funds                    1992 - Present); and Notre
                                                           managed by Northstar                     Dame Health Care Center
                                                           Investment Foundation                    (1991 - Present) F.L. Putnam
                                                           Management Corporation                   Securities Company, Inc.
                                                           (1994 - 1999).                           (June 1978 - Present); and
                                                                                                    an Honorary Trustee, Mercy
                                                                                                    Hospital (1973 - Present).

Blaine E. Rieke(3)              Trustee    February        General Partner,              116        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.               2001 -          Huntington Partners                      (January 1998 - Present).
Scottsdale, AZ 85258                       Present         (January 1997 -
Born: 1933                                                 Present). Chairman
                                                           of the Board and
                                                           Trustee of each of
                                                           the funds managed by ING
                                                           Investment Management
                                                           Co. LLC (November 1998
                                                           - February 2001).


Roger B. Vincent(3)             Trustee    February        President, Springwell         116        Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.               2002 -          Corporation (1989 -                      Inc. (1998 - Present).
Scottsdale, AZ 85258                       Present         Present). Formerly,
Born: 1945                                                 Director Tatham
                                                           Offshore, Inc. (1996 -
                                                           2000).

Richard A. Wedemeyer(2)         Trustee    February        Retired. Mr. Wedemeyer        116        Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.               2001-           was formerly Vice                        (1997 - Present).
Scottsdale, AZ 85258                       Present         President -- Finance
Born: 1936                                                 and Administration,
                                                           Channel Corporation
                                                           (June 1996 - April 2002).
                                                           Trustee, First Choice
                                                           Funds (1997 - 2001); and
                                                           of each of the funds
                                                           managed by ING
                                                           Investment
                                                           Management Co. LLC
                                                           (1998 - 2001).

                                              TERM OF                                  NUMBER OF
                                            OFFICE AND             PRINCIPAL         PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE              TRUSTEE
       -------------          -----------   ----------          ---------------      -------------         -------------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)          Trustee    February        Chief Executive Officer,      165        Director, Hemisphere Inc.
7337 E. Doubletree Ranch Rd.               2001 -          ING U.S. Financial                       (May 2003 - Present);
Scottsdale, AZ 85258                       Present         Services (September 2001                 Equitable Life Insurance
Born: 1956                                                 - Present); General                      Co., Golden American Life
                                                           Manager and Chief                        Insurance Co., Life
                                                           Executive Officer, ING                   Insurance Company of
                                                           U.S. Worksite Financial                  Georgia, Midwestern United
                                                           Services (December 2000                  Life Insurance Co.,
                                                           - Present); Member ING                   ReliaStar Life Insurance
                                                           Americas Executive                       Co., Security Life of
                                                           Committee (2001 -                        Denver, Security Connecticut
                                                           Present); President,                     Life Insurance Co.,
                                                           Chief Executive Officer                  Southland Life Insurance
                                                           and Director of Northern                 Co., USG Annuity and Life
                                                           Life Insurance Company                   Company, and United Life and
                                                           (March 2001 - October                    Annuity Insurance Co. Inc
                                                           2002), ING Aeltus                        (March 2001 - Present);
                                                           Holding Company, Inc.                    Director, Ameribest Life
                                                           (2000 - Present), ING                    Insurance Co., (March 2001
                                                           Retail Holding Company                   to January 2003); Director,
                                                           (1998 - Present), ING                    First Columbine Life
                                                           Life Insurance and                       Insurance Co. (March 2001 to
                                                           Annuity Company                          December 2002); Member of
                                                           (September 1997 -                        the Board, National
                                                           November 2002) and ING                   Commission on Retirement
                                                           Retirement Holdings,                     Policy, Governor's Council
                                                           Inc. (1997 - Present).                   on Economic Competitiveness
                                                           Formerly, General                        and Technology of
                                                           Manager and Chief                        Connecticut, Connecticut
                                                           Executive Officer, ING                   Business and Industry
                                                           Worksite Division                        Association, Bushnell;
                                                           (December 2000 - October                 Connecticut Forum; Metro
                                                           2001), President                         Hartford Chamber of
                                                           ING-SCI, Inc. (August                    Commerce; and is Chairman,
                                                           1997 - December 2000);                   Concerned Citizens for
                                                           President, Aetna                         Effective Government.
                                                           Financial Services
                                                           (August 1997 - December
                                                           2000).

                                              TERM OF                                  NUMBER OF
                                            OFFICE AND             PRINCIPAL         PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE              TRUSTEE
       -------------          -----------   ----------          ---------------      -------------         -------------
John G. Turner(5)               Trustee    February        Chairman, Hillcrest           116        Director, Hormel Foods
7337 E. Doubletree Ranch Rd.               2001 -          Capital Partners (May                    Corporation (March 2000 -
Scottsdale, AZ 85258                       Present         2002 - Present);                         Present); Shopko Stores,
Born: 1939                                                 President, Turner                        Inc. (August 1999 - Present);
                                                           Investment Company                       and M.A. Mortenson Company
                                                           (January 2002 -                          (March 2002 - Present).
                                                           Present). Mr. Turner was
                                                           formerly Vice Chairman
                                                           of ING Americas (2000 -
                                                           2002); Chairman and
                                                           Chief Executive Officer
                                                           of ReliaStar Financial
                                                           Corp. and ReliaStar Life
                                                           Insurance Company (1993
                                                           - 2000); Chairman of
                                                           ReliaStar Life Insurance
                                                           Company of New York
                                                           (1995 - 2001); Chairman
                                                           of Northern Life
                                                           Insurance Company (1992
                                                           - 2001); Chairman and
                                                           Trustee of the Northstar
                                                           affiliated investment
                                                           companies (1993 - 2001)
                                                           and Director, Northstar
                                                           Investment Management
                                                           Corporation and its
                                                           affiliates (1993 -
                                                           1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                               PRINCIPAL
                                                              TERM OF OFFICE                 OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST         TIME SERVED(1)                PAST FIVE YEARS
       -------------              -------------------         --------------                ---------------
OFFICERS:

James M. Hennessy               President, Chief           March 2001 - Present   President and Chief Executive
7337 E. Doubletree Ranch Rd.    Executive Officer and                             Officer of ING Capital Corporation,
Scottsdale, AZ 85258            Chief Operating                                   LLC, ING Funds Services, LLC, ING
Born: 1949                      Officer                                           Advisors, Inc., ING Investments,
                                                                                  LLC, Lexington Funds Distributor,
                                                                                  Inc., Express America T.C. Inc. and
                                                                                  EAMC Liquidation Corp. (since
                                                                                  December 2001); Executive Vice
                                                                                  President and Chief Operating
                                                                                  Officer of ING Funds Distributor,
                                                                                  LLC (since June 2000). Formerly,
                                                                                  Executive Vice President and Chief
                                                                                  Operating Officer of ING
                                                                                  Quantitative Management, Inc.
                                                                                  (October 2001 to September 2002);
                                                                                  Senior Executive Vice President
                                                                                  (June 2000 to December 2000) and
                                                                                  Secretary (April 1995 to December
                                                                                  2000) of ING Capital Corporation,
                                                                                  LLC, ING Funds Services, LLC, ING
                                                                                  Investments, LLC, ING Advisors,
                                                                                  Inc., Express America T.C. Inc., and
                                                                                  EAMC Liquidation Corp.; and
                                                                                  Executive Vice President, ING
                                                                                  Capital Corporation, LLC and its
                                                                                  affiliates (May 1998 to June 2000)
                                                                                  and Senior Vice President, ING
                                                                                  Capital Corporation, LLC and its
                                                                                  affiliates (April 1995 to April 1998).

Stanley D. Vyner                Executive Vice             October 2000 -         Executive Vice President of ING
7337 E. Doubletree Ranch Rd.    President                  Present                Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                         LLC (July 2000 to present) and
Born: 1950                                                                        Chief Investment Officer of the
                                                                                  International Portfolios, ING
                                                                                  Investments, LLC (July 1996 to
                                                                                  present). Formerly, President
                                                                                  and Chief Executive Officer of
                                                                                  ING Investments, LLC (August
                                                                                  1996 to August 2002).

Michael J. Roland               Executive Vice             February 2002 -        Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.    President and              Present                Financial Officer and Treasurer of
Scottsdale, AZ 85258            Assistant Secretary                               ING Funds Services, LLC, ING Funds
Born: 1958                                                                        Distributor, LLC, ING Advisors, Inc.,
                                Principal Financial        October 2000 -         ING Investments, LLC (December
                                Officer                    Present                2001 to present), Lexington Funds
                                                                                  Distributor, Inc., Express America
                                Senior Vice                March 2001 -           T.C. Inc. and EAMC Liquidation
                                President                  February 2002          Corp. (since December 2001).
                                                                                  Formerly, Executive Vice
                                                                                  President, Chief Financial
                                                                                  Officer and Treasurer of ING
                                                                                  Quantitative Management, Inc.
                                                                                  (December 2001 to October
                                                                                  2002); Senior Vice President,
                                                                                  ING Funds Services, LLC, ING
                                                                                  Investments, LLC, and ING
                                                                                  Funds Distributor, LLC (June
                                                                                  1998 to December 2001) and
                                                                                  Chief Financial Officer of
                                                                                  Endeavor Group (April 1997 to
                                                                                  June 1998).

                                                                                               PRINCIPAL
                                                              TERM OF OFFICE                 OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST         TIME SERVED(1)                PAST FIVE YEARS
       -------------              -------------------         --------------                ---------------
Robert S. Naka                  Senior Vice President      October 2000 -         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.    and Assistant              Present                Secretary of ING Funds Services,
Scottsdale, AZ 85258            Secretary                                         LLC, ING Funds Distributor, LLC,
Born: 1963                                                                        ING Advisors, Inc., ING
                                                                                  Investments, LLC (October 2001
                                                                                  to present) and Lexington Funds
                                                                                  Distributor, Inc. (since December
                                                                                  2001). Formerly, Senior Vice
                                                                                  President and Assistant Secretary for
                                                                                  ING Quantitative Management, Inc.
                                                                                  (October 2001 to October 2002); Vice
                                                                                  President, ING Investments, LLC
                                                                                  (April 1997 to October 1999), ING
                                                                                  Funds Services, LLC (February 1997
                                                                                  to August 1999) and Assistant Vice
                                                                                  President, ING Funds Services, LLC
                                                                                  (August 1995 to February 1997).

Kimberly A. Anderson            Senior Vice President      November 2003 -        Vice President and Assistant
7337 E. Doubletree Ranch Rd.                               Present                Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                                                              ING Funds Distributor, LLC, ING
Born: 1964                      Vice President             February 2001 -        Advisors, Inc., ING Investments, LLC
                                                           November 2003          (since October 2001) and Lexington
                                                                                  Funds Distributor, Inc. (since
                                Secretary                  February 2001 -        December 2001). Formerly, Vice
                                                           August 2003            President for ING Quantitative
                                                                                  Management, Inc. (October 2001 to
                                                                                  October 2002); Assistant Vice
                                                                                  President of ING Funds Services, LLC
                                                                                  (November 1999 to January 2001) and
                                                                                  has held various other positions with
                                                                                  ING Funds Services, LLC for more than
                                                                                  the last five years.

Robyn L. Ichilov                Vice President             October 2000 -         Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.                               Present                LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                              Investments, LLC (since August 1997);
Born: 1967                      Treasurer                  March 2001 - Present   Accounting Manager, ING Investments,
                                                                                  LLC (since November 1995).

J. David Greenwald              Vice President             August 2003 -          Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                               Present                Compliance of ING Funds Services,
Scottsdale, Arizona 85258                                                         LLC (May 2003 - Present). Formerly
Born: 1957                                                                        Assistant Treasurer and Director of
                                                                                  Mutual Fund Compliance and Operations
                                                                                  of American Skandia, A Prudential
                                                                                  Financial Company (October 1996  -
                                                                                  May 2003).

Lauren D. Bensinger             Vice President             February 2003 -        Vice President and Chief
7337 E. Doubletree Ranch Rd.                               Present                Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                         Distributor, LLC. (July 1995 to
Born: 1954                                                                        Present); Vice President (February
                                                                                  1996 to Present) and Chief
                                                                                  Compliance Officer (October 2001 to
                                                                                  Present) ING Investments, LLC; Vice
                                                                                  President and Chief Compliance
                                                                                  Officer, ING Advisors, Inc. (July
                                                                                  2000 to Present), Formerly Vice
                                                                                  President and Chief Compliance
                                                                                  Officer ING Quantitative Management,
                                                                                  Inc. (July 2000 to September 2002),
                                                                                  and Vice President, ING Fund
                                                                                  Services, LLC (July 1995 to Present).

                                                                                               PRINCIPAL
                                                              TERM OF OFFICE                 OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST         TIME SERVED(1)                PAST FIVE YEARS
       -------------              -------------------         --------------                ---------------
Todd Modic                      Vice President             August 2003 - Present  Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                      Reporting-Fund Accounting of ING
Scottsdale, AZ 85258            Assistant Vice             August 2001 -          Funds Services, LLC (September 2002
Born: 1967                      President                  August 2003            to present). Formerly, Director of
                                                                                  Financial Reporting of ING
                                                                                  Investments, LLC (March 2001 to
                                                                                  September 2002). Director of
                                                                                  Financial Reporting, Axient
                                                                                  Communications, Inc. (May 2000 to
                                                                                  January 2001) and Director of
                                                                                  Finance, Rural/Metro Corporation
                                                                                  (March 1995 to May 2000).

Huey P. Falgout, Jr.            Secretary                  August 2003 -          Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                               Present                (November 2002 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Associate General
Born: 1963                                                                        Counsel of AIG American General
                                                                                  (January 1999 - November 2002)
                                                                                  and Associate General Counsel of
                                                                                  Van Kampen, Inc. (April 1992 -
                                                                                  January 1999).

Susan P. Kinens                 Assistant Vice             February 2003 -        Assistant Vice President and
7337 E. Doubletree Ranch Rd.    President and              Present                Assistant Secretary, ING Funds
Scottsdale, AZ 85258            Assistant Secretary                               Services, LLC (December 2002 -
Born: 1976                                                                        Present); and has held various
                                                                                  other positions with ING Funds
                                                                                  Services, LLC for the last five
                                                                                  years.

Maria M. Anderson               Assistant Vice             August 2001 - Present  Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.    President                                         Funds Services, LLC (since October
Scottsdale, AZ 85258                                                              2001). Formerly, Manager of Fund
Born: 1958                                                                        Accounting and Fund Compliance,
                                                                                  ING Investments, LLC (September 1999
                                                                                  to November 2001); Section Manager of
                                                                                  Fund Accounting, Stein Roe Mutual
                                                                                  Funds (July 1998 to August 1999); and
                                                                                  Financial Reporting Analyst, Stein
                                                                                  Roe Mutual Funds (August 1997 to July
                                                                                  1998).

Theresa Kelety                  Assistant Secretary        August 2003 - Present  Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                      (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                         Senior Associate with Shearman &
Born: 1963                                                                        Sterling (February 2000 - April 2003)
                                                                                  and Associate with Sutherland
                                                                                  Asbill & Brennan (1996- February
                                                                                  2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

A prospectus containing more complete information regarding the Portfolio, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolio's proxy voting record will be available without charge on or about August 31, 2004 on the Portfolio's website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]                                               VPWGAR1203-021804

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant, for the audit of the registrant's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $37,000 for the year ended December 31, 2003 and $22,044 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $9,500 in the year ended December 31, 2003 and $5,220 in the year ended December 31, 2002. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

I.    STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II.   AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.  AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.   TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.    OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI.   PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.   ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.


Appendix A

Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                   THE FUND(S)         FEE RANGE
---------------------------------------------------------------  ---------------  ------------------
Statutory audits or financial audits (including tax services            /X/        As presented to
associated with non-audit services)                                                Audit Committee

Services associated with SEC registration statements, periodic          /X/         Not to exceed
reports and other documents filed with the SEC or other                           $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/         Not to exceed
disclosure treatment of transactions or events and/or the                           $8,000 during
actual or potential effect of final or proposed rules,                             the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                          Period
Standards Board, or other regulatory or standard setting
bodies.


Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Services related to Fund mergers                      /X/               /X/            Not to exceed
                                                                                    $10,000 per merger

Consultations by Fund management with                 /X/                              Not to exceed
respect to accounting or disclosure                                                     $5,000 per
treatment of transactions or events and/or                                          occurrence during
the actual or potential effect of final or                                           the Pre-Approval
proposed rules, standards or interpretations                                              Period
by the SEC, Financial Accounting Standards
Board, or other regulatory or standard
setting bodies.  [NOTE:  Under SEC rules
some consultations may be "audit" services
and others may be "audit-related" services.]

Review of the Funds' semi-annual financial            /X/                             Not to exceed
statements                                                                          $5,000 for each set
                                                                                       of financial
                                                                                        statements

Reports to regulatory or government agencies          /X/                            Up to $5,000 per
related to the annual engagement                                                    occurrence during
                                                                                     the Pre-Approval
                                                                                          Period

Regulatory compliance assistance                      /X/               /X/            Not to exceed
                                                                                    $5,000 per quarter

Training courses                                      /X/                              Not to exceed
                                                                                     $2,000 per course

For Prime Rate Trust, agreed upon procedures          /X/                              Not to exceed
for quarterly reports to rating agencies                                            $9,000 per quarter


Appendix C

Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Preparation of federal and state income tax           /X/                              Not to exceed
returns and federal excise tax returns for the                                        $6,000 per Fund
Funds including assistance and review with                                               during the
excise tax distributions.                                                               Pre-Approval
                                                                                           Period

Review of IRC Sections 851(b) and 817(h)              /X/                              Not to exceed
diversification testing on a real-time basis                                          $2,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Review of year-end reporting for 1099's               /X/                              Not to exceed
                                                                                       $800 per Fund
                                                                                         during the

                                                                                        Pre-Approval
                                                                                           Period

Tax assistance and advice regarding statutory,        /X/               /X/            Not to exceed
regulatory or administrative developments                                             $5,000 for the
                                                                                     Funds or for the
                                                                                     Funds' investment
                                                                                       adviser during
                                                                                      the Pre-Approval
                                                                                           Period

International tax services (e.g., Taiwan and          /X/                              Not to exceed
India)                                                                                $5,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax training courses                                  /X/                              Not to exceed
                                                                                     $2,000 per course
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period


Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Tax services associated with Fund mergers             /X/                              Not to exceed
                                                                                     $8,000 per merger
                                                                                        during the
                                                                                       Pre-Approval
                                                                                          Period

Tax services related to the preparation of annual     /X/                              Not to exceed
PFIC statements and annual Form 5471(Controlled                                       $18,000 during
Foreign Corporation) for structured finance                                          the Pre-Approval
vehicles                                                                                  Period

Tax services related to CLOs and CBOs                 /X/                              Not to exceed
                                                                                        $15,000 per
                                                                                          quarter


Appendix D

Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                 THE FUND(S)      FUND AFFILIATES        FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Agreed-upon procedures for Class B share                                /X/            Not to exceed
12b-1 programs                                                                        $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

AIMR assistance, and/or verification of                                 /X/            Not to exceed
composites                                                                             $25,000 during
                                                                                            the
                                                                                       Pre-Approval
                                                                                           Period

Security counts performed pursuant to Rule            /X/                              Not to exceed
17f-2 of the 1940 Act (I.E., counts for                                               $5,000 per Fund
Funds holding securities with affiliated                                                 during the
sub-custodians)                                                                         Pre-Approval
                                                                                           Period

Appendix E

Prohibited Non-Audit Services
Dated:  200X

   - Bookkeeping or other services related to the accounting records or financial statements of the Funds

   -  Financial information systems design and implementation

   - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

   -  Actuarial services

   -  Internal audit outsourcing services

   -  Management functions

   -  Human resources

   -  Broker-dealer, investment adviser, or investment banking services

   -  Legal services

   -  Expert services unrelated to the audit

   - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $350,373 for the year ended December 31, 2003 and $375,988 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust
              ----------------------------


By  /s/ James M. Hennessy
   ----------------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date    March 4, 2004
    --------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ James M. Hennessy
   -------------------------------------------------------------
       James M. Hennessy
       President and Chief Executive Officer

Date    March 5, 2004
    ------------------------------------------------------------


By  /s/ Michael J. Roland
   ---------------------------------------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer


Date    March 5, 2004
    --------------------------------------------------------